UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 9, 2026

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item	5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
(d)
On September 9, 2026, the Board of Directors (the “Board”) of Quaint Oak Bancorp, Inc. (the “Company”) appointed Mr. Ray S. Greenberg, CFP, to serve as a director of the Company effective September 9, 2026.  Mr. Greenberg’s initial term will expire at the Company’s 2029 annual meeting of shareholders. Mr. Greenberg has served on the Board of Directors (the “Bank Board”) of Quaint Oak Bank (the “Bank”), the Company’s wholly owned subsidiary since 2016.

Mr. Greenberg previously served as an Advisory Board Member of the Company from May 2017 to September 2026. Mr. Greenberg is the owner of Financial Expertise, a sole proprietorship based in Feasterville, Pennsylvania, where he provides financial planning and related services to individuals and small business owners. He has held the Certified Financial Planner designation since 1990 and brings decades of experience in financial services. Mr. Greenberg contributes financial expertise and governance oversight through his service on various committees. He has also been active in local business and community organizations, including leadership roles with the Feasterville and Southampton business associations.

Effective September 9, 2026, Mr. Greenberg was appointed to the Company’s Audit Committee. Mr. Greenberg currently serves on the Bank Board’s Directors’ Compliance Oversight Committee, Loan Committee and Pandemic Committee and serves as Chair of each of such committees.

There are no arrangements or understandings between Mr. Greenberg and any other person pursuant to which he was selected as a director of the Company.
There are no family relationships between Mr. Greenberg and any director or executive officer of the Company or the Bank that are required to be disclosed pursuant to Item 401(d) of Regulation S‑K.
Mr. Greenberg is not a party to any transaction, and there are no currently proposed transactions, requiring disclosure under Item 404(a) of Regulation S‑K.
	(e)	Not applicable.
	(f)	Not applicable.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included with this Report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: September 9, 2026	By:	/s/ Robert T. Strong
Robert T. Strong
Chief Executive Officer

3